UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14-A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Corner Growth Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
Corner Growth Acquisition Corp.
A Cayman Islands Exempted Company
251 Lytton Avenue, Suite 200
Palo Alto, California 94301
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at           p.m. Eastern Time on           , 2022
Dear Shareholders:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. (“Corner Growth,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held in person and virtually at      p.m. Eastern Time on       , 2022, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person please email           at least one day prior to the Extraordinary General Meeting. The accompanying proxy statement (the “Proxy Statement”) is dated       , 2022 and is first being mailed to shareholders of the Company on or about that date. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:
While Shareholders may attend the Extraordinary General Meeting in person at the meeting location, we strongly encourage the Shareholders to attend the meeting virtually or by telephone.
The sole purpose of the Extraordinary General Meeting is:
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to consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association (the “Articles”), the amendment of the Articles, in the form set forth in Annex A, to (i) extend the date by which the Company must either (a) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from December 21, 2022 (the “Original Termination Date”) to June 21, 2023 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”);

•
to consider and vote on a proposal to approve the amendment to the Investment Management Trust Agreement, dated as of December 16, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), in the form set forth in Annex B, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of Corner Growth’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date (the “Trust Amendment Proposal”); and

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to consider and vote upon a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the

Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.
Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provide that we have until December 21, 2022 to complete a business combination. Our board of directors (the “Board”) currently believes that there will not be sufficient time to complete a business combination by December 21, 2022. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination. If the Extension Proposal is approved, the Company would have an additional six months after the Original Termination Date to consummate a business combination, which is a total of up to 30 months to complete the business combination after the IPO, unless the Board otherwise sets an earlier Amended Termination Date.
In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.
Based upon the amount in the Trust Account as of June 30, 2022, which was approximately $400,769,393 we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $          at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on November           , 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $      . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $400,769,393 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Proposal is not approved and we do not consummate a business combination by December 21, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON           , 2022, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including CGA Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Corner Growth in connection with either a closing of an initial business combination or Corner Growth’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Corner Growth in connection with either a closing of an initial business combination or Corner Growth’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.
Our Board has fixed the close of business on November 11, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.
No other business is proposed to be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
By Order of the Board of Directors of
Corner Growth Acquisition Corp.
Marvin Tien
Chief Executive Officer
                 , 2022
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at      p.m. Eastern Time on           , 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at           .

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
Corner Growth Acquisition Corp.
A Cayman Islands Exempted Company
251 Lytton Avenue, Suite 200
Palo Alto, California 94301
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at     Eastern Time, on     , 2022
PROXY STATEMENT
The extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. (“Corner Growth,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held in person and virtually at      . Eastern Time on        , 2022, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person please email        at least one day prior to the Extraordinary General Meeting. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:
While Shareholders may attend the Extraordinary General Meeting in person at the meeting location, we strongly encourage the Shareholders to attend the meeting virtually or by telephone.
The sole purpose of the Extraordinary General Meeting is to:
•
consider and vote by special resolution on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association (the “Articles”), the amendment of the Articles, in the form set forth in Annex A, to (i) extend the date by which the Company must either (a) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from December 21, 2022 (the “Original Termination Date”) to June 21, 2023 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”);

•
consider and vote on a proposal to approve the amendment to the Investment Management Trust Agreement, dated as of December 16, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), in the form set forth in Annex B, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of Corner Growth’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date (the “Trust Amendment Proposal”); and

•
consider and vote upon a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.

Each of the Trust Amendment Proposal and the Extension Proposal is cross-conditioned on the approval of the other.
The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provide that we have until December 21, 2022 to complete a business combination. Our Board currently believes that there will not be sufficient time to complete a business combination by December 21, 2022. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination. If the Extension Proposal is approved, the Company would have an additional six months after the Original Termination Date to consummate a business combination, which is a total of up to 30 months to complete the business combination after the IPO.
In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.
Based upon the amount in the Trust Account as of June 30, 2022, which was approximately $400,769,393, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $          at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on November      , 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $      . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $400,769,393 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Proposal is not approved and we do not consummate a business combination by December 21, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including the Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Corner Growth in connection with either a closing of an initial business combination or Corner Growth’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Corner Growth in connection with either a closing of an initial business combination or Corner Growth’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the majority of the votes cast by shareholders present in person online or by proxy and entitled to vote at the Extraordinary General Meeting.
Our Board has fixed the close of business on November 11, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. On the record date of the Extraordinary General Meeting, there were 50,000,000 ordinary shares outstanding, of which 40,000,000 were public shares and 10,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 10,000,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated       , 2022 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.
Q. Why am I receiving this Proxy Statement?
A.
We are a blank check company incorporated on October 20, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On December 21, 2020, we consummated our IPO from which we derived gross proceeds of $400,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, December 21, 2022).

Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable, in order that our shareholders are given the chance to participate in an investment opportunity.

Q. What is being voted on?	A. You are being asked to vote on:

•
a proposal by special resolution to amend the Articles, in the form set forth in Annex A, to extend the date by which the Company consummate a business combination to the Extended Date;

•
a proposal to amend the Trust Agreement to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of Corner Growth’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date (the “Trust Amendment Proposal”);and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than

$5,000,001 of net tangible assets following approval of the Extension Proposal.
If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $400,769,393 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Proposal is not approved and we do not consummate a business combination by December 21, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of the then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why is the Company proposing the Extension Proposal?
A.
Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before December 21, 2022. As we explain below, we may not be able to complete an initial business combination by that date.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provide that we have until December 21, 2022 to complete a business combination.
Our Board currently believes that there will not be sufficient time to complete a business combination by December 21, 2022. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable, in order that our shareholders are given the chance to participate in an investment opportunity.
Accordingly, our Board is proposing the Extension Proposal to amend the Articles, in the form set forth in Annex A, to extend the date by which the Company consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable.
YOU ARE NOT BEING ASKED TO VOTE ON A PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT MAKE AN ELECTION, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED INITIAL BUSINESS COMBINATION WHEN AND IF ONE IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO THE PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q Why should I vote “FOR” the Extension Proposal?
A.
Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before December 21, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares.

We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Whether a holder of public shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date, or the Amended Termination Date, as applicable. to complete a business combination.
Our Board recommends that you vote in favor of the Extension Proposal.

Q. Why should I vote “FOR” the Trust Amendment Proposal?	A. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. Corner Growth also plans to voluntarily delist the Class A Ordinary Shares, the Public Warrants and the Units from NASDAQ as soon as practicable after completion of the Share Redemption, subject to the rules of NASDAQ and the Amended and Restated Memorandum and Articles of Association.
After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that Corner Growth would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in your best interests and recommends that you vote or give instruction to vote in favor of the Trust Amendment Proposal.

Q. Why should I vote “FOR” the Adjournment Proposal?
A.
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q. Are the proposals conditioned on one another?
A.
Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Extension Proposal and/or the Trust Amendment Proposal, Corner Growth may move to adjourn the Extraordinary General Meeting to such later date or dates to permit further solicitation and vote of proxies. Corner Growth also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Extension Proposal and/or the Trust Amendment Proposal. In those events, at the Extraordinary General Meeting Corner Growth will ask its stockholders to vote only upon the Adjournment Proposal and not on the Extension Proposal or the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment Proposal are approved at the Extraordinary General Meeting, the Adjournment Proposal will not be presented.

Q. How do the Company insiders intend to vote their shares?
A.
Our Sponsor and independent directors own an aggregate of 10,000,000 founder shares. Such founder shares represent approximately 20% of our issued and outstanding ordinary shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that they intend to vote in favor of the Extension Proposal. In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal and the Trust Amendment Proposal.

Q. What vote is required to adopt the Extension Proposal?
A.
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What vote is required to approve the Trust Amendment Proposal?
A.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Q. What vote is required to approve the Adjournment Proposal?
The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Q. What if I do not want to vote “FOR” the Extension Proposal, the Trust Amendment Proposal or the Adjournment Proposal?
A.
If you do not want the Extension Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal (i.e. it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).
If the Extension Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q. What happens if the Extension Proposal is not approved?
A.
Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by December 21, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. If the Extension Proposal is approved, what happens next?
A.
We will continue our efforts to complete an initial business combination until the Extended Date and up to the Additional Extension Date. Upon approval of the Extension Proposal by the requisite number of votes, the Extension will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our independent directors as a result of their ownership of the founder shares.
If the Extension Proposal is approved but we do not complete a business combination by the Additional Extension Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal and the Trust Amendment Proposal are not approved?
A.
If the Extension Proposal is not approved and we have not consummated a business combination by December 21, 2022, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will expire worthless.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal is approved?
A.
If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date.

All other public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q. What happens if the Trust Amendment Proposal is not approved?
A.
If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, Corner Growth may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by Corner Growth’s stockholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary General Meeting to approve the Trust Amendment Proposal.
If the Trust Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Corner Growth in connection with Corner Growth’s inability to effect an initial business combination within the time frame specified in the Amended and Restated Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Corner Growth’s stockholders in accordance with the Amended and Restated Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Extension Proposal is cross-conditioned on the approval of the other.

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?
A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

Q. How do I change my vote?
A.
You may change your vote by sending a later-dated, signed proxy card to our Secretary at Corner Growth Acquisition Corp., 251 Lytton Avenue, Suite 200, Palo Alto, California 94301, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?
A.
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?
A.
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 25,000,001 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q. Who can vote at the Extraordinary General Meeting?
A.
Only holders of record of our ordinary shares at the close of business on            , 2022 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date, 50,000,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record:   Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner:   Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal — Interests of our Sponsor, Directors and Officers.”

Q. Do I have appraisal rights if I object to the Extension Proposal?	A. Our shareholders do not have appraisal rights in connection with the Extension Proposal under Cayman Islands law.
Q. What do I need to do now?
A.
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How are the funds in the Trust Account currently being held?
A.
With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company may, at any time, instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of the Business Combination, the Company’s initial business combination and liquidation of the Company.

Q. How do I vote?
A.
If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares?
A.
Each of our public shareholders who (i) holds Class A Ordinary Shares or (ii) holds Class A Ordinary Shares as part of Units and elect to separate such Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Ordinary Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Ordinary Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for

redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind Email: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on      , 2022, two business days before the Extraordinary General Meeting).

Q. What should I do if I receive more than one set of voting materials?
A.
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?
A.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?
A.
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerages, please call (203) 658-9400
Email: COOL.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:
•
our ability to complete a business combination;

•
the anticipated benefits of a business combination; or

•
the volatility of the market price and liquidity of Corner Growth shares and other securities of Corner Growth.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our Public Stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.
On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, which does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in December 2020 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 23 months after the effective date of the IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.
The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of June 30, 2022, amounts held in trust account included approximately $0 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, or December 21, 2022, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem all or a portion of their Public Shares in connection with the approval of the Extension Proposal will receive no more than the same per share amount, without additional interest, if they redeem all or a portion of their Public Shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed all or a portion of their Public Shares in connection with the approval of the Extension Proposal.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.
Any Business Combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of a Business Combination. Such conditions or limitations could also potentially make the Company’s ordinary shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.
Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).
Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).
The managers and officers of the Sponsor are all U.S. persons and the voting power in the Sponsor is held by U.S. persons; however, non-U.S. persons made the majority of capital contributions to the Sponsor. As a result, the contemplated investments by the Sponsor and foreign persons controlling any private investment in public equity investors in connection with any Business Combination may result in investments in us by non-U.S. persons that could be considered by CFIUS to be “covered transactions” under CFIUS’ regulations. CFIUS or another U.S. governmental agency could choose to review any Business Combination, even if a filing with CFIUS is not required. If we do not make a filing in connection with a Business Combination, there can be no assurances that CFIUS or another U.S. governmental agency will not choose to review any Business Combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, and could limit the pool of potential targets with which the Company can complete an initial Business Combination, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews any Business Combination or one or more proposed or existing investment by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the Business Combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing the Company’s ordinary shares, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things) or CFIUS could order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.
If CFIUS elects to review any Business Combination, the time necessary to complete such review of the Business Combination or a decision by CFIUS to prohibit the Business Combination could prevent us from completing any Business Combination and may force the Company to liquidate and dissolve. In the event of liquidation, there will be no distribution with respect to our outstanding warrants. Accordingly, any warrants held by investors will expire worthless.

BACKGROUND
We are a blank check company incorporated on October 20, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.
On December 21, 2020, we consummated the IPO of 40,000,000 units (the “Units”), which included the partial exercise of the underwriter’s option to purchase up to an additional 5,000,000 Units at the IPO price to cover over-allotments. Each Unit consists of one Class A ordinary share, (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $400,000,000.
Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 7,600,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $11,400,000. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.
Prior to the consummation of the IPO, on October 28, 2020, the Sponsor purchased an aggregate of 8,625,000 of our Class B ordinary shares (the “founder shares”), for an aggregate purchase price of $25,000. In November 2020, the Sponsor transferred 50,000 founder shares to each of the Company’s three independent directors. On December 16, 2020, we effected a share capitalization of 1,437,500 Class B ordinary shares, resulting in an aggregate of 10,062,500 Class B ordinary shares outstanding with the Company’s three independent directors each owning 58,333 Class B ordinary shares. On December 23, 2020 as a result of the underwriter’s election to partially exercise their over-allotment option, 62,500 founder shares were forfeited, resulting in 10,000,000 shares outstanding.
A total of $400,000,000 from the proceeds Corner Growth received from the IPO and the sale of the private placement warrants was placed in a segregated Trust Account located in the United States at UBS Financial Services Inc., with Continental Stock Transfer & Trust Company acting as trustee. The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.
As of June 30, 2022, there was approximately $400,769,393 in investments held in the Trust Account and approximately $169,812 of cash held outside the Trust Account.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal — Interests of our Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 50,000,000 ordinary shares outstanding, of which 40,000,000 were public shares and 10,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 10,000,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.
Our principal executive offices are located at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301 and our telephone number is (650) 543-8180.

PROPOSAL 1 — THE EXTENSION PROPOSAL
The Extension Proposal
We are proposing to amend the Articles, in the form set forth in Annex A, to extend the date by which we have to consummate a business combination to the Extended Date and up until the Additional Extension Date.
The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provide that we have until December 21, 2022 to complete a business combination. Our Board currently believes that there will not be sufficient time to complete a business combination by December 21, 2022. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination. If the Extension Proposal is approved, the Company would have an additional six months after the Original Termination Date to consummate a business combination which is a total of up to 30 months to complete the business combination after the IPO. This Extension Proposal is being sought in connection with a business combination regarding which we are currently in discussion.
If the Extension Proposal is not approved and we do not consummate a business combination by December 21, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
The Board’s Reasons for the Extension Proposal
Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before December 21, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances and negotiation warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so.
You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to shareholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Additional Extension Date.

If the Extension Proposal is Not Approved
Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by December 21, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Proposal is Approved
We will continue our efforts to complete an initial business combination by the Extended Date and up until the Additional Extension Date. Upon approval of the Extension Proposal, the Extension will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $400,769,393 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
All public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
If the Extension Proposal is approved but we do not complete a business combination by the Additional Extension Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Full Text of the Resolution
“RESOLVED, as a special resolution, that:
i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.7   In the event that the Company does not consummate a Business Combination within 30 months from the consummation of the IPO, or such later time as the Members may approve by special resolution, or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.8   In the event that any amendment is made to this Article: (a) that would modify the substance or timing of the Company’s obligation to: (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within 30 months from the closing of the IPO, or such later time as the Members may approve by special resolution or such earlier time that shall be determined by the Directors in their sole discretion; or (b) with respect to any other provision relating to the rights of holders of the Class A Shares; each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
iii) Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.10   After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO or (y) amend this Article 49.10.”
Vote Required for Approval
The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board
As described herein, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company. Our Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such proposal.
After careful consideration of all relevant factors, our Board determined that the Extension Proposal is in the best interests of the Company.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Proposal.

PROPOSAL 2 — THE TRUST AMENDMENT PROPOSAL
Overview
On December 21, 2020, we consummated the IPO of 40,000,000 units (the “Units”), which included the partial exercise of the underwriter’s option to purchase up to an additional 5,000,000 Units at the IPO price to cover over-allotments. Each Unit consists of one Class A ordinary share, (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $400,000,000. A total of $400,000,000 from the proceeds Corner Growth received from the IPO and the sale of the private placement warrants was placed in a segregated Trust Account located in the United States at UBS Financial Services Inc., with Continental Stock Transfer & Trust Company acting as trustee. The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of June 30, 2022, there was approximately $400,769,393 in investments held in the Trust Account and approximately $169,812 of cash held outside the Trust Account.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Corner Growth in connection with either a closing of an initial business combination or Corner Growth’s inability to effect an initial business combination within the time frame specified in the Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Corner Growth’s stockholders in accordance with the Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class.
Reasons for the Trust Amendment Proposal
We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of Corner Growth’s completion of an initial business combination and the Original Termination Date to (B) the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Articles of Association and that such other date may be earlier than the Original Termination Date.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Corner Growth would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of Corner Growth and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.
Consequences if the Trust Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, Corner Growth may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by Corner Growth’s stockholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the Extraordinary General Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Corner Growth in connection with Corner Growth’s inability to effect an initial business combination within the time frame specified in the Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Corner Growth’s stockholders in accordance with the Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Extension Proposal is cross-conditioned on the approval of the other.
Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
Full Text of the Resolution
“RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”
Recommendation of the Board
As described herein, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such proposal.
After careful consideration of all relevant factors, our Board determined that the Trust Amendment Proposal is in the best interests of the Company.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. In no event will our Board adjourn the Extraordinary General Meeting beyond December 21, 2022.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that, in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting of the Members to approve the Extension Proposal presented at the Extraordinary General Meeting, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting of our shareholders will be held in person and virtually at      p.m. Eastern Time on      , 2022, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person please email      at least one day prior to the Extraordinary General Meeting. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8531737#
Live Webcast: https://www.cstproxy.com/cgac1/2022.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on November 11, 2022, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
On the record date of the Extraordinary General Meeting, there were 50,000,000 ordinary shares outstanding, of which 40,000,000 were public shares and 10,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 10,000,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.
If you do not want the Extension Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact Morrow Sodali at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerages, please call (203) 658-9400
Email: COOL.info@investor.morrowsodali.com

Required Vote
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
If the Extension Proposal is not approved and we do not consummate a business combination by December 21, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
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If we do not consummate a business combination by December 21, 2022, which is 12 months from the closing of our IPO, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.
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In addition, simultaneously with the consummation of the IPO, the Company consummated the private placement of 7,600,000 private placement warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $11,400,000. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate a business combination by December 21, 2022, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

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Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

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If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Redemption Rights
Each of our public shareholders who (a) holds Class A Ordinary Shares or (b) hold Class A Ordinary Shares as part of Units and elect to separate such Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares may submit an election that such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON      , 2022, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Ordinary Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Ordinary Shares, so you should contact your broker, bank or other nominee or intermediary.
In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind Email: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on      , 2022, two business days before the Extraordinary General Meeting).
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of June 30, 2022 which was $400,769,393, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $          at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on November      , 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $      . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension

Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to Redeeming U.S. Holders (as defined below) in connection with an Election. This discussion is limited to certain U.S. federal income tax considerations to Redeeming U.S. Holders that hold our Class A ordinary shares as a “capital asset” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a Redeeming U.S. Holder in connection with an Election, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:
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our Sponsor, founders, officers or directors;

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banks, financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

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Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws. We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
As used herein, a “Redeeming U.S. Holder” is a beneficial owner of our Class A ordinary shares that hold its Class A ordinary shares as a capital asset for U.S. federal income tax purposes and elects to have such Class A ordinary shares redeemed for cash pursuant to the exercise of redemption rights through an Election and is for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a United States person.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH EXERCISING REDEMPTION RIGHTS AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER OF CLASS A ORDINARY SHARES IS URGED TO CONSULT ITS OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS AND ANY APPLICABLE TAX TREATY.
Tax Consequences for Redeeming U.S. Holders Exercising Redemption Rights Pursuant to an Election
Redemption as Sale of Class A Ordinary Shares or Corporate Distribution
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the section entitled “— Passive Foreign Investment Company Rules”, the U.S. federal income tax consequences of a redemption pursuant to an Election to a Redeeming U.S. Holder will depend, in part, on whether such redemption qualifies as a sale of the redeemed Class A ordinary shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption by us qualifies as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as described below under the section entitled “— Sale of Class A Ordinary Shares”. If the redemption by us does not qualify as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “— Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder described in the following paragraph) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Redeeming Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. Prior to our initial business combination, the Class A ordinary shares may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances.
However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects to such Redeeming U.S. Holder will be as described under “— Corporate Distribution” below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
Corporate Distribution
Subject to the PFIC rules discussed below under “— Passive Foreign Investment Company Rules”, a Redeeming U.S. Holder generally will be required to include in gross income as dividends the amount of any such corporate distribution to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A ordinary shares (see “— Sale of Class A Ordinary Shares” above).
With respect to non-corporate Redeeming U.S. Holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “— Sale of Class A Ordinary Shares” above) only if our Class A ordinary shares are readily tradable on an established securities market in the United States, we are not treated as a PFIC at the time the dividend is paid or in any previous year and provided certain holding period and other requirements are met. Because we believe it is likely we have been considered a PFIC for our taxable years ended on December 31, 2020 and December 31, 2021, dividends paid to Redeeming U.S. Holders with respect to our Class A ordinary shares may not constitute “qualified dividends” that would be taxable at a reduced rate. Redeeming U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) a Redeeming U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Sale of Class A Ordinary Shares.”
Sale of Class A Ordinary Shares
Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will recognize capital gain or loss on such sale of our Class A ordinary shares. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may suspend the running of the applicable holding period for this purpose.

The amount of gain or loss recognized on such sale generally will be equal to the difference between (i) the sum of the amount of cash received in the sale and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Class A ordinary shares so sold. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. For purposes of these rules, interest income earned by us would be considered to be passive income and cash held by us would be considered to be a passive asset.
Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that it is likely we were a PFIC for our initial taxable year ended December 31, 2020, and our taxable year ended on December 31, 2021 and will likely be a PFIC for our current taxable year.
Accordingly, a Redeeming U.S. Holder (provided, in the case of an Election, it does not make in respect of our Class A ordinary shares (i) a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares or (ii) a timely “mark to market” election, in each case, as described below) generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an Election, if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution”; and

•
any “excess distribution” made to the Redeeming U.S. Holder on account of its Class A ordinary shares (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution.”

Under these special rules:
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for its Class A ordinary shares;

•
the amount of gain allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or, with respect to Class A ordinary shares, received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder with respect to the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and any other required information (if any) as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.
Information Reporting and Backup Withholding.
Proceeds from the redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a Redeeming U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Certain holders of our Class A ordinary shares who are not Redeeming U.S. Holders generally will eliminate the requirement for information reporting and backup withholding by providing certification of their respective foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon a holder’s particular situation. Holders are urged to consult their tax advisors with respect to the tax consequences to them of the acquisition, ownership and disposition of our Class A ordinary shares, including the tax consequences under state, local, estate, foreign and other tax laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of March 31, 2022 held by:
•
each person known by Corner Growth to be the beneficial owner of more than 5% of any class of Corner Growth’s outstanding ordinary shares;

•
each of Corner Growth’s executive officers and directors that beneficially owns Corner Growth’s ordinary shares;

•
all Corner Growth’s executive officers and directors as a group;

As of the record date, there were a total of 50,000,000 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of Corner Growth’s Annual Report on Form 10-K, filed with the SEC on March 31, 2022, File No. 001-39814.
In the table below, percentage ownership is based on 40,000,000 Class A ordinary shares (which includes Class A ordinary shares that are underlying the units) and 10,000,000 Class B ordinary shares outstanding as of December 31, 2021. Voting power represents the combined voting power of Class A ordinary shares and Class B ordinary shares owned beneficially by such person. All of the Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis, as described herein. The table below does not include the Class A ordinary shares underlying the private placement warrants held by Corner Growth’s sponsor because these securities are not exercisable within 60 days of Corner Growth’s Annual Report on Form 10-K, filed with the SEC on March 31, 2022, File No. 001-39814.
	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
CGA Sponsor, LLC (our sponsor)(2)(3)	9,825,001	98.3%	—	—	19.7%
John Cadeddu(2)(3)	9,825,001	98.3%	—	—	19.7%
Marvin Tien(2)(3)	9,825,001	98.3%	—	—	19.7%
Jane Batzofin	—	—	—	—	—
Jerry Letter	—	—	—	—	—
David Kutcher	—	—	—	—	—
Kevin Tanaka	—	—	—	—	—
Alexandre Balkanski	58,333	*	—	—	*
John Mulkey	58,333	*	—	—	*
Jason Park	58,333	*	—	—	*
All officers and directors as a group (9 individuals)	10,000,000	100.0%	—	—	20.0%
Aristeia Capital, L.L.C.(4)	—	—	2,381,595	6.0%	4.8%
Bank of Montreal(5)	—	—	2,365,877	5.9%	4.7%
BMO Nesbitt Burns Inc.(5)	—	—	2,270,800	5.7%	4.5%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our shareholders is 251 Lytton Avenue, Suite 200, Palo Alto, California 94301.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof pursuant to the terms of our amended and restated memorandum and articles of incorporation.

(3)
The shares reported above are held in the name of our sponsor. Our sponsor is controlled by John Cadeddu and Marvin Tien.

(4)
Includes 2,381,595 Class A ordinary shares beneficially held by Aristeia Capital, L.L.C., a limited liability company organized under the laws of the State of Delaware, based solely on the Schedule 13G/A filed by Aristeia Capital, L.L.C. with the SEC on February 14, 2022. Aristeia Capital, L.L.C. is the investment manager of, and has voting and investment control with respect to the securities described herein held by, one or more private investment funds. Aristeia Capital, L.L.C.’s business address is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(5)
2,365,877 Class A ordinary shares are beneficially held by Bank of Montreal and 2,270,800 Class A ordinary shares are beneficially held BMO Nesbitt Burns Inc., based solely on the Schedule 13G filed jointly by Bank of Montreal and BMO Nesbitt Burns Inc. with the SEC on February 15, 2022. Bank of Montreal’s and BMO Nesbitt Burn Inc.’s business address is 100 King Street West, 21st Floor, Toronto, M5X 1A1, Ontario, Canada.

Corner Growth’s sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at https://www.schealthcorp.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerages, please call (203) 658-9400
Email: COOL.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301.
If you are a shareholder of the Company and would like to request documents, please do so by            , 2022, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
CORNER GROWTH ACQUISITION CORP.
       , 2022
RESOLVED, as a special resolution, that:
i)   Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.7   In the event that the Company does not consummate a Business Combination within 30 months from the consummation of the IPO, or such later time as the Members may approve by special resolution, or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall:
(a)   cease all operations except for the purpose of winding up;
(b)   as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)   as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
ii)   Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.8   In the event that any amendment is made to this Article:
(a)   that would modify the substance or timing of the Company’s obligation to:
(i)   provide for the redemption of the Public Shares in connection with a Business Combination; or
(ii)   redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within 30 months from the closing of the IPO, or such later time as the Members may approve by special resolution, or such earlier time that shall be determined by the Directors in their sole discretion; or
(b)   with respect to any other provision relating to the rights of holders of the Class A Shares;
each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

iii)   Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“40.10   After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)   receive funds from the Trust Account; or
(b)   vote as a class with the Public Shares:
(i)   on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or
(ii)   to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a business combination beyond thirty (30) months from the closing of the IPO or (y) amend this Article 49.10.”

A-2

ANNEX B
FORM OF
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of           , 2022, is made by and between Corner Growth Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of December 16, 2020 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.
WHEREAS, following the closing of the Company’s initial public offering of 40,000,000 units, including the simultaneous full exercise of the underwriters’ over-allotment option (the “Offering”) and concurrent sales of 7,600,000 private placement warrants to CGA Sponsor LLC (the “Private Placement Warrants”), as of December 21, 2020, a total of $400,000,000 of the net proceeds from the Offering and the sale of the Private Placement Warrants was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation;
WHEREAS, Section 6 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the affirmative vote of sixty-five percent (65%) of the voting power of the then outstanding shares of the Ordinary Shares and the Company’s Class B ordinary shares; and
WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least sixty-five percent (65%) of the voting power of the then outstanding shares of the Ordinary Shares and the Company’s Class B ordinary shares have voted to approve this Amendment Agreement;
WHEREAS, at the Meeting, the stockholders of the Company also voted to approve the second amendment and restatement of the Company’s Articles of Association (the certificate of incorporation, as so amended and restated, the “Restated Certificate”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.   Amendment to the Trust Agreement.   Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the earlier of (1) 30 months from the date of the closing of the Offering and (2) such other earlier date as determined by the board of directors of the Company, in its sole discretion, and publicly announced by the Company, in accordance with the Company’s second amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until 12 months following the date the Property has been distributed to the Public Stockholders. It is acknowledged and agreed that there should be no reduction in the principal amount initially deposited in the Trust Account;”
2.   No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.
3.   References.
(a)   All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to March 18, 2021.
(b)   All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Certificate.
4.   Governing Law; Jurisdiction.   This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
5.   Counterparts.   This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
6.   Other Miscellaneous Terms.   The provisions of Sections 6(e), 6(g) and 6(i) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
CONTINENTAL STOCK TRANSFER & TRUST
COMPANY, as Trustee
By:

Name:
Title:
CORNER GROWTH ACQUISITION CORP.
By:

Name:
Title:

Proxy Card Corner Growth Acquisition Corp. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON , 2022 The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated , 2022, in connection with the Extraordinary General Meeting to be held virtually and in person at p.m. Eastern Time on , 2022, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, for the sole purpose of considering and voting upon the following proposals, and hereby appoints and , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Corner Growth Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS
PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at p.m. Eastern Time on , 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 Please mark votes as indicated in this example Check here for address change and indicate the correct Proposal 1—Extension Proposal FOR AGAINST ABSTAIN address below: • Amend the Company’s amended and restated memorandum and articles of association to (i) extend the date that the Company has to consummate a business combination from December 21, 2022 to June 21, 2023 (the “Extended Date”) pursuant to the following resolution:  • • •“RESOLVED, as a special resolution, that: i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows: “49.7 In the event that the Company does not consummate a Business Combination within 30 months from the consummation of the IPO, or such later time as the Members may approve by special resolution, or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.” ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination within 30 months from the consummation of the IPO, or such later time as the Members may approve by special resolution, or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.” ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows: “49.8 In the event that any amendment is made to this Article: (a) that would modify the substance or timing of the Company’s obligation to: (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within 30 months from the closing of the IPO, or such later time as the Members may approve by special resolution or such earlier time that shall be determined by the Directors in their sole discretion; or (b) with respect to any other provision relating to the rights of holders of the Class A Shares; each holder of Public Shares who is not the Sponsor, a

Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.” iii) Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced as follows: “49.10 After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO or (y) amend this Article 49.10.” Proposal 2—Trust Amendment Proposal Amend the Company’s Investment Trust Management Agreement, dated as of December 16, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”) to change the date that Continental must commence liquidation of the trust account to the earliest of (i) the Company’s completion of an initial business combination, (ii) June 21, 2023, and (iii) such earlier date determined by the Board pursuant to the following resolution:

 •  • • RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved. Proposal 3—Adjournment Proposal Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and/or 2 pursuant to the following resolution: RESOLVED, as an ordinary resolution, that, in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting of the Members to approve the Extension Proposal presented at the Extraordinary General Meeting, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved. ••• Date: , 2022 Signature Signature (if held jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL NOT COUNT TOWARDS THE QUORUM REQUIREMENT FOR THE EXTRAORDINARY GENERAL MEETING AND YOUR ORDINARY SHARES WILL NOT BE VOTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.